			Cmoproj
UBS			2:50:32 pm March 22, 2004
Fixed Income Research	MALT0403I 30 year	8.8	Marina Tukhin mtukhin@sleddog
cmoproj.619			Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
9A1	87,186,534.25	7.00000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	7.0000	03/30/04	30 year	7.78	357.28	100.0PPC	90:00

Senior Bond, 90.49 percent of deal

Price	PPC	PPC	PPC	PPC	PPC	PPC	PPC
	0.00	50.00	100.00	150.00	200.00	250.00	300.00
89:16	8.207	9.087	10.160	11.391	12.774	14.159	15.577
89:17	8.204	9.080	10.149	11.376	12.754	14.135	15.548
89:18	8.200	9.073	10.138	11.361	12.735	14.111	15.519
89:19	8.196	9.066	10.128	11.346	12.715	14.087	15.490
89:20	8.192	9.059	10.117	11.331	12.696	14.062	15.461
89:21	8.189	9.053	10.107	11.317	12.676	14.038	15.432
89:22	8.185	9.046	10.096	11.302	12.657	14.014	15.403
89:23	8.181	9.039	10.086	11.287	12.637	13.990	15.374

89:24	8.177	9.032	10.075	11.272	12.618	13.966	15.345
89:25	8.174	9.025	10.065	11.258	12.599	13.942	15.316
89:26	8.170	9.019	10.054	11.243	12.579	13.918	15.287
89:27	8.166	9.012	10.044	11.228	12.560	13.893	15.258
89:28	8.162	9.005	10.033	11.213	12.541	13.869	15.229
89:29	8.159	8.998	10.023	11.199	12.521	13.845	15.200
89:30	8.155	8.991	10.012	11.184	12.502	13.821	15.171
89:31	8.151	8.985	10.002	11.169	12.483	13.797	15.142

90:00	8.148	8.978	9.991	11.155	12.463	13.773	15.113
90:01	8.144	8.971	9.981	11.140	12.444	13.749	15.084
90:02	8.140	8.964	9.970	11.125	12.425	13.725	15.055
90:03	8.136	8.957	9.960	11.111	12.405	13.701	15.027
90:04	8.133	8.951	9.949	11.096	12.386	13.677	14.998
90:05	8.129	8.944	9.939	11.081	12.367	13.653	14.969
90:06	8.125	8.937	9.928	11.067	12.348	13.629	14.940
90:07	8.122	8.930	9.918	11.052	12.328	13.606	14.911

90:08	8.118	8.924	9.907	11.038	12.309	13.582	14.883
90:09	8.114	8.917	9.897	11.023	12.290	13.558	14.854
90:10	8.110	8.910	9.887	11.008	12.271	13.534	14.825
90:11	8.107	8.904	9.876	10.994	12.252	13.510	14.797
90:12	8.103	8.897	9.866	10.979	12.232	13.486	14.768
90:13	8.099	8.890	9.856	10.965	12.213	13.462	14.739
90:14	8.096	8.883	9.845	10.950	12.194	13.439	14.711
90:15	8.092	8.877	9.835	10.936	12.175	13.415	14.682
Avg Life	20.193	8.988	5.003	3.223	2.268	1.770	1.450
Duration	9.270	5.093	3.294	2.353	1.788	1.437	1.196
First Pay	4/04	4/04	4/04	4/04	4/04	4/04	4/04
Last Pay	3/34	3/34	3/34	2/34	6/12	6/09	5/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

.